UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2005

AAMES INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-32340	34-1981408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

350 South Grand, 43rd Floor, Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(323) 210-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition

On March 16, 2006, Aames Investment Corporation issued the attached press release disclosing its financial results for the quarter ended December 31, 2005, the elimination of its REIT status and cost reduction initiatives. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(d)	Exhibits

	99.1	December 2005 Quarterly Earnings Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ John F. Madden, Jr.
John F. Madden, Jr.
Executive Vice President, General Counsel and
Secretary

Dated: March 20, 2006